Exhibit 10.29

SECOND AMENDMENT

TO THE CREDIT AGREEMENT

Dated as of September 24, 2009

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) among Open Text Corporation and certain of its subsidiaries (the “Borrower”), the financial institutions and other institutional lenders party hereto, and Royal Bank of Canada, as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement dated as of October 2, 2006, as amended by the First Amendment entered into as of February 15, 2007 and as further amended, supplemented or otherwise modified (the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.	Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in their proper alphabetical order:

“Second Amendment” means that Second Amendment to this Agreement, dated as of September 24, 2009, among the Borrower, the Administrative Agent and the Lenders listed on the signature pages thereto.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

2.	Clause (e) of the definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is hereby amended by removing the period at the end thereof and adding the following proviso:

“provided that, the foregoing limitations in clauses (A) and (B) shall not apply to the extent that (x) the Consolidated Leverage Ratio does not exceed 2.50:1.00 as at the end of the most recently-ended Measurement Period, as determined on a pro forma basis after giving effect to such Permitted Acquisition and (y) the sum of consolidated unrestricted cash on the balance sheet of the Borrower plus the unused and available Commitments under the Revolving Credit Facilities is not less than U.S. $75,000,000 after giving effect to such Permitted Acquisition.”

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 18.01 of the Credit Agreement):

A. The Borrower and the Majority Lenders (representing both unused Commitments and outstanding loans of each such Lender) have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent and the Borrower has delivered to the Administrative Agent a certificate signed by a Responsible Officer or a director of the Borrower certifying the accuracy of the representations and warranties set forth in Section 3 hereof on and as of the Second Amendment Effective Date.

B. Each of the Domestic Guarantors and Foreign Guarantors shall have duly executed and delivered a counterpart signature page to the Ratification attached to this Amendment to the Administrative Agent.

C. The Borrower shall have paid on or before the date first above written:

(i)	to the Administrative Agent for the ratable account and benefit of each Lender who provides its consent to the Amendment on or before 5:00 p.m. Eastern Standard Time on September 22, 2009, a fee equal to 0.25% of the aggregate principal amount of the unused Commitments and outstanding loans of each such Lender; and

(ii)	all reasonable fees and documented out-of-pocket costs and expenses owing to the Administrative Agent and its affiliates (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Amendment in accordance with Section 16.01 of the Credit Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

A. Corporate Power and Authority. Each of the Loan Parties has all requisite corporate or limited liability company or partnership power and authority, as applicable, to enter into this Amendment.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Credit Agreement have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, on the part of each of the Loan Parties.

C. Governmental Approvals; No Conflicts. The execution, delivery and performance of this Amendment (a) does not require any consent or approval of, notice to, or filing with, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect liens created under the Security Documents, (b) will not violate the charter, by-laws, operating agreement or other organizational documents of the Loan Parties, (c) will not violate any applicable law or regulation or any applicable order of any Governmental Authority, except for such violation which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (d) will not violate, in any material respect, or result in a material default under any material indenture, agreement or other instrument binding upon the Loan Parties or its assets, or give rise to a right thereunder to require any payment to be made by a Loan Party, except for such violation, default or payment which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any lien on any asset of a Loan Party, except liens permitted under the Security Documents.

D. Binding Obligation. This Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article VII of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 4. MISCELLANEOUS

A. Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties. None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.

B. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C. Reference to Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

D. Effect on Credit Agreement. Except as specifically amended in Section 1 of this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

E. Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

F. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE IN THAT PROVINCE.

H. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment

I. Affirmation of Indemnification. Each Loan Party hereby confirms, acknowledges and agrees that the transactions contemplated hereunder shall be subject to the indemnification and reimbursement provisions of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

OPEN TEXT CORPORATION, as Borrower

By	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

[LENDER]*, as a Lender

By:
Name:
Title:

*	Lender refers to a syndicate of lenders for which the Royal Bank of Canada acts as sole Administrative Agent under such Credit Agreement.

AIMCO CLO, SERIES 2005-A, as a Lender

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Basil G. Chaltas, Jr.
Name:	Basil G. Chaltas, Jr.
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

AIMCO CLO, SERIES 2006-A, as a Lender

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Basil G. Chaltas, Jr.
Name:	Basil G. Chaltas, Jr.
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

AIRLIE CLO 2006-II LTD [LENDER], as a Lender

By:	/s/ Seth Cameron
Name:	Seth Cameron
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

PROSPERO CLO II B.V., as a Lender

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Open Text Corporation – Second Amendment

VERITAS CLO I, LTD., as a Lender

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Open Text Corporation – Second Amendment

VERITAS CLO II, LTD., as a Lender

By:	/s/ Ronald M. Grobeck
Name:	Ronald M. Grobeck
Title:	Managing Director

Open Text Corporation – Second Amendment

ACA CLO 2006-2, LTD., as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos CDO I, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos CDO II, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos CDO III, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos CDO IV, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos CDO V, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Open Text Corporation – Second Amendment

Apidos Cinco CDO, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Apidos Quattro CDO, as a Lender

By	Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Managing Director

Open Text Corporation – Second Amendment

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON MID-MARKET CLO LTD. 2007-II

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

SAPPHIRE VALLEY CDO I, LTD.

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name:	Arthur J. McMahon
Title:	Director

Open Text Corporation – Second Amendment

CIFC Funding 2007–I, Ltd. CIFC Funding 2007–II, Ltd., as a Lender

By:	/s/ Steve Vaccaro
Name:	Steve Vaccaro
Title:	Co-Chief Investment Officer

Open Text Corporation – Second Amendment

CIT CLO I LTD.

By:	CIT Asset Management LLC, as a Lender

By:	/s/ Roger Burns
Name:	Roger Burns
Title:	President

Open Text Corporation – Second Amendment

CoLTS 2007-1 LTD, as a Lender

By:	Structured Asset Investors, LLC, as Collateral Manager

By:	Ivy Hill Asset Management, L.P., as submanager

By:	/s/ Ryan Cascade
Name:	Ryan Cascade
Title:	Duly Authorized Signatory

Open Text Corporation – Second Amendment

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Open Text Corporation – Second Amendment

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Open Text Corporation – Second Amendment

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Open Text Corporation – Second Amendment

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate, as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Open Text Corporation – Second Amendment

Foothill CLO I, Ltd.

By:	The Foothill Group, Inc., as attorney-in-fact, as a Lender

By:	/s/ Greg Apkarian
Name:	Greg Apkarian
Title:	Managing Member

Open Text Corporation – Second Amendment

THE FOOTHILL GROUP, LLC, as a Lender

By:	/s/ Greg Apkarian
Name:	Greg Apkarian
Title:	V.P.

Open Text Corporation – Second Amendment

FORTRESS CREDIT INVESTMENTS I LTD., as a Lender

By:	/s/ Glenn Cummins
Name:	Glenn Cummins
Title:	Director

Open Text Corporation – Second Amendment

FORTRESS CREDIT INVESTMENTS II LTD., as a Lender

By:	/s/ Glenn Cummins
Name:	Glenn Cummins
Title:	Director

Open Text Corporation – Second Amendment

General Electric Capital Corporation, as a Lender

By:	/s/ James N. Urbates
Name:	James N. Urbates
Title:	Duly Authorized Signatory

Open Text Corporation – Second Amendment

GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management., LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

Open Text Corporation – Second Amendment

GoldenTree Loan Opportunities III, Limited

By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

Open Text Corporation – Second Amendment

Golub Capital Management CLO 2007-1, LTD

By:	Golub Capital Management LLC, as Collateral Manager

[LENDER], as a Lender

By:	/s/ Cora Passis
Name:	Cora Passis
Title:	Designated Signatory

Open Text Corporation – Second Amendment

Golub Capital Senior Loan Opportunity Fund, LTD.

By:	Golub Capital Incorporated, as Collateral Manager

[LENDER], as a Lender

By:	/s/ Cora Passis
Name:	Cora Passis
Title:	Designated Signatory

Open Text Corporation – Second Amendment

Golub Capital Master Funding LLC [LENDER], as a Lender

By:	/s/ David Golub
Name:	David Golub
Title:	Designated Signatory

Open Text Corporation – Second Amendment

1888 FUND, LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Open Text Corporation – Second Amendment

COPPER RIVER CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Open Text Corporation – Second Amendment

SANDS POINT FUNDING LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Open Text Corporation – Second Amendment

KENNECOTT FUNDING LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Open Text Corporation – Second Amendment

GREEN LANE CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Director

Open Text Corporation – Second Amendment

GULF STREAM-COMPASS CLO 2004-I, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-COMPASS CLO 2005-I, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

as a Lender

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Open Text Corporation – Second Amendment

Harch CLO II Limited

By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

Harch CLO III Limited

By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

Victoria Falls CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name:	Sunil Pradhan
Title:	AVP

Open Text Corporation – Second Amendment

Summit Lake CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name:	Sunil Pradhan
Title:	AVP

Open Text Corporation – Second Amendment

Diamond Lake CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name:	Sunil Pradhan
Title:	AVP

Open Text Corporation – Second Amendment

Clear Lake CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name:	Sunil Pradhan
Title:	AVP

Open Text Corporation – Second Amendment

Marathon CLO I Ltd., as a Lender

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

Marathon CLO II Ltd., as a Lender

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

Mountain Capital CLO III Ltd., as a Lender

By:	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Open Text Corporation – Second Amendment

Mountain Capital CLO IV Ltd., as a Lender

By:	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Open Text Corporation – Second Amendment

Mountain Capital CLO V Ltd., as a Lender

By:	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Open Text Corporation – Second Amendment

Mountain Capital CLO VI Ltd., as a Lender

By:	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

Open Text Corporation – Second Amendment

Confluent 3 Limited, as a Lender

By:	Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

Open Text Corporation – Second Amendment

MSIM Peconic Bay, Ltd., as a Lender

By:	Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

Open Text Corporation – Second Amendment

Morgan Stanley Prime Income Trust, as a Lender

By:	/s/ Robert Drobny
Name:	Robert Drobny
Title:	Executive Director

Open Text Corporation – Second Amendment

PPM SHADOW CREEK FUNDING LLC, as a Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

Open Text Corporation – Second Amendment

PPM GRAYHAWK CLO, LTD., as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager

Open Text Corporation – Second Amendment

SERVES 2006-1, Ltd., as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager

Open Text Corporation – Second Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Tom Fairbrother
Name:	Tom Fairbrother
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

SHINNECOCK 2006-1 CLO, as a Lender

By:	/s/ Francis Ruchalski
Name:	Francis Ruchalski
Title:	CFO

Open Text Corporation – Second Amendment

Muir Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

Open Text Corporation – Second Amendment

Founders Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

Open Text Corporation – Second Amendment

Grant Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
Name:	Douglas L. Winchell
Title:	Officer

Open Text Corporation – Second Amendment

Tralee CDO I, Ltd.

By:	Par-Four Investment Management, LLC as Collateral Manager

[LENDER], as a Lender

By:	/s/ Edward Labrenz
Name:	Edward Labrenz
Title:	Authorized Signatory

Open Text Corporation – Second Amendment

INVESCO TRIMARK CANADA FUND INC. (for its Trimark Diversified Income Class), as a lender,

BY:	/s/ Gary Lew
Invesco Trimark Ltd., in its capacity as Manager of the Trimark Diversified Income Class of Invesco Trimark Canada Fund Inc.
Name:	Gary Lew
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

Trimark Advantage Bond Fund, as a lender,

By:	/s/ Gary Lew
Invesco Trimark Ltd., in its capacity as manager of the Trimark Advantage Bond Fund
Name:	Gary Lew
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

Trimark Floating Rate Income Fund, as a lender,

By:	/s/ Gary Lew
Invesco Trimark Ltd., in its capacity as manager of the Trimark Floating Rate Income Fund
Name:	Gary Lew
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

Trimark Global High Yield Bond Fund, as a lender,

By:	/s/ Gary Lew
Invesco Trimark Ltd., in its capacity as manager of the Trimark Global High Yield Bond Fund
Name:	Gary Lew
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

Invesco Trimark Corporate Class Inc. (For its Trimark Monthly Income Private Pool), as a lender,

By:	/s/ Gary Lew
Invesco Trimark Limited, in its capacity as the manager of the Trimark Monthly Income Private Pool of Invesco Trimark Corporate Class Inc.
Name:	Gary Lew
Title:	Portfolio Manager

Open Text Corporation – Second Amendment

United Overseas Bank Ltd, as a Lender

By:	/s/ K. Jin Koh
Name:	K. Jin Koh
Title:	General Manager

Open Text Corporation – Second Amendment

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Open Text Corporation – Second Amendment

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Open Text Corporation – Second Amendment

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Open Text Corporation – Second Amendment

VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC, as a Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Open Text Corporation – Second Amendment

Wells Fargo Foothill, LLC, as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Vice President

Open Text Corporation – Second Amendment

WhiteHorse I, Ltd.

By	WhiteHorse Capital Partners, L.P. As collateral manager

By	WhiteRock Asset Advisor, LLC, its. G.P. As lender

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Manager

Open Text Corporation – Second Amendment

RATIFICATION

Each of the undersigned hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents (as amended by the Second Amendment) to which any of them is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrower under the Credit Agreement; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Security Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the obligations on and after the date hereof; (d) acknowledges and agrees that the undersigned does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents); and (e) acknowledges, affirms, and agrees that the undersigned does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

2016091 Ontario Inc., as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

2016090 Ontario Inc., as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

OT Limited Partnership No. 1, as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

OT Limited Partnership No. 2, as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

OT Limited Partnership No. 3, as a Domestic Guarantor

By:	s/ Paul McFeeters
Name:	Paul McFeeters
Title:

Open Text USA Holdings, Inc., as a Domestic Guarantor

By:	s/ Paul McFeeters
Name:	Paul McFeeters
Title:

Open Text GP Inc., as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

OT USA LLC, as a Domestic Guarantor

By:	/s/ John Shackleton
Name:	John Shackleton
Title:

Vignette Corporation, as a Domestic Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

Open Text UK Ltd., as a Foreign Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

Open Text GmbH, as a Foreign Guarantor

By:	/s/ Walter Kohler
Name:	Walter Kohler
Title:

Gauss Holding GmbH, as a Foreign Guarantor

By:	/s/ Alexander Forssman
Name:	Alexander Forssman
Title:

Hummingbird Holdings GmbH, as a Foreign Guarantor

By:	/s/ Walter Kohler, /s/ Alexander Forssman
Name:	Walter Kohler, Alexander Forssman
Title:

Open Text Software GmbH, as a Foreign Guarantor

By:	/s/ Walter Kohler, /s/ Alexander Forssman
Name:	Walter Kohler, Alexander Forssman
Title:

Hummingbird UK Limited, as a Foreign Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

HCL France SAS, as a Foreign Guarantor

By:	/s/ Walter Kohler
Name:	Walter Kohler
Title:

Open Text International BV, as a Foreign Guarantor

By:	/s/ Paul McFeeters
Name:	Paul McFeeters
Title:

Open Text European Holdings Coöperatief U.A., as a Foreign Guarantor

By:	/s/ Alexander Forssman
Name:	Alexander Forssman
Title: